Exhibit 1

JOINT FILING AGREEMENT

Dated as of February 14, 2006

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned hereby agrees to the joint filing on behalf of each of the undersigned of a Schedule 13G (including any and all amendments thereto) with respect to the shares of common stock, par value $0.01 per share, of New Skies Satellites Holdings Ltd., a Bermuda company, and that this Joint Filing Agreement may be included as an Exhibit to such joint filing.

Each of the undersigned agrees that each party hereto is responsible for the timely filing of such Schedule 13G (including any and all amendments thereto) and for the completeness and accuracy of the information concerning such party contained therein, provided that no party is responsible for the completeness and accuracy of the information concerning any other party, unless such party actually knows that such information is incorrect.  Each party will indemnify the other parties for any incompleteness or inaccuracy in such information concerning the indemnifying party.

This Joint Filing Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the date first written above.

BLACKSTONE CAPITAL PARTNERS (CAYMAN) IV L.P.

By:	Blackstone Management Associates (Cayman) IV L.P., its
general partner

	By:	Blackstone LR Associates (Cayman) IV Ltd., its
general partner

		By:	/s/ John A. Magliano
			Name:	John A. Magliano
			Title:	Director

BLACKSTONE CAPITAL PARTNERS (CAYMAN) IV-A L.P.

By:	Blackstone Management Associates (Cayman) IV L.P., its
general partner

	By:	Blackstone LR Associates (Cayman) IV Ltd., its
general partner

		By:	/s/ John A. Magliano
			Name:	John A. Magliano
			Title:	Director

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP (CAYMAN) IV-A L.P.

By:	Blackstone Management Associates (Cayman) IV L.P., its
general partner

	By:	Blackstone LR Associates (Cayman) IV Ltd., its
general partner

		By:	/s/ John A. Magliano
			Name:	John A. Magliano
			Title:	Director

BLACKSTONE NSS COMMUNICATION PARTNERS (CAYMAN) L.P.

By:	Blackstone Communication Management Associates
(Cayman) L.P., its general partner

	By:	Blackstone FI Communications Associates (Cayman)
LDC, its general partner

		By:	/s/ John A. Magliano
			Name:	John A. Magliano
			Title:	Director

BLACKSTONE FAMILY COMMUNICATIONS PARTNERSHIP (CAYMAN) L.P.

By:	Blackstone Communications Management Associates
(Cayman) L.P., its general partner

	By:	Blackstone FI Communications Associates (Cayman)
LDC, its general partner

		By:	/s/ John A. Magliano
			Name:	John A. Magliano
			Title:	Director

BLACKSTONE MANAGEMENT ASSOCIATES (CAYMAN) IV L.P.

By:	Blackstone Communication Management Associates
(Cayman) L.P., its general partner

	By:	Blackstone LR Associates (Cayman) IV Ltd., its general
partner

		By:	/s/ John A. Magliano
			Name:	John A. Magliano
			Title:	Director

BLACKSTONE COMMUNICATIONS MANAGEMENT ASSOCIATES (CAYMAN) L.P.

By:	Blackstone FI Communications Associates (Cayman)
LDC, its general partner

	By:	/s/ John A. Magliano
		Name:	John A. Magliano
		Title:	Director

BLACKSTONE LR ASSOCIATES (CAYMAN) IV LTD.

By:	/s/ John A. Magliano
	Name:	John A. Magliano
	Title:	Director

BLACKSTONE FI COMMUNCIATIONS ASSOCIATES (CAYMAN) LDC.

By:	/s/ John A. Magliano
Name:	John A. Magliano
Title:	Director

/s/ Peter G. Peterson
PETER G. PETERSON

/s/ Stephen A. Schwarzman
STEPHEN A. SCHWARZMAN